SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2017

VERU INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-13602	39-1144397
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. Number)

4400 Biscayne Boulevard Suite 888 Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

312-595-9123

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

* * * * *

Introductory Note.

This filing relates to certain matters in connection with the Special Meeting of Stockholders (the “Special Meeting”) of Veru Inc., a Wisconsin corporation (the “Company”), held on July 28, 2017. Among the matters approved by stockholders of the Company at the Special Meeting was a change of the Company’s corporate name from “The Female Health Company” to “Veru Inc.”, which was effected by the filing of Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Amendment”) with the Wisconsin Department of Financial Institutions on July 31, 2017. References to the “Company” are to the Company as renamed “Veru Inc.” upon the filing of the Articles of Amendment.

Item 3.02. Unregistered Sales of Equity Securities.

Effective July 31, 2017, upon the certification of the final vote totals of the Special Meeting and the filing of the Articles of Amendment, each outstanding share of the Company’s Class A Convertible Preferred Stock—Series 4 (the “Series 4 Preferred Stock”) automatically converted into 40 shares of the Company’s Common Stock (the “Common Stock”) pursuant to the terms of the Series 4 Preferred Stock. As there were 546,756 shares of Series 4 Preferred Stock issued and outstanding, such conversion resulted in the issuance of a total of 21,870,240 shares of Common Stock, and after giving effect to the conversion a total of 53,208,489 shares of Common Stock are issued and outstanding. The shares of Common Stock issued pursuant to the conversion of the Series 4 Preferred Stock were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company’s shareholders approved a proposal to adopt the Veru Inc. 2017 Equity Incentive Plan (the “Equity Incentive Plan”) at the Special Meeting on July 28, 2017. A copy of the Equity Incentive Plan is attached hereto as an exhibit and is incorporated herein by reference.

A summary description of the terms of the Equity Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 21, 2017 (the “Proxy Statement”). The section of the Proxy Statement entitled “Proposal No. 6: Approval of 2017 Equity Incentive Plan” from pages 42 to 50 is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 31, 2017, the Company filed the Articles of Amendment with the Wisconsin Department of Financial Institutions. The Articles of Amendment are attached as Exhibit 3.1 to this report and are incorporated herein by reference.

The Articles of Amendment do the following:

•	change the corporate name of the Company from “The Female Health Company” to “Veru Inc.”; and

•	increase the total number of authorized shares of Common Stock from 38,500,000 to 77,000,000.

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 28, 2017, the Company held the Special Meeting to vote upon five proposals. Two other proposals described in the Proxy Statement, Proposal 1 for the reincorporation of the Company in Delaware and Proposal 3 to change the vote required for certain matters to a majority vote, were withdrawn by the Company and not voted upon at the Special Meeting.

A total of 31,338,249 shares of Common Stock and 546,756 shares of Series 4 Preferred Stock were eligible to vote at the Annual Meeting, voting together as a single class with one vote for each share of Common Stock or Series 4 Preferred Stock held. The holders of the Common Stock also had a separate vote as a class as to Proposal 2. Of the total of 31,885,005 shares of Common Stock and Series 4 Preferred Stock that were eligible to vote at the Special Meeting, 29,010,280 shares of Common Stock and Series 4 Preferred Stock, or 90.98% of the shares eligible to vote, were present or represented by proxy at the Special Meeting, representing a quorum.

All five of the proposals submitted to a vote at the Special Meeting were approved by the required vote of the Company’s stockholders. The matters voted on at the Special Meeting and the results of the vote were as follows:

Proposal 2. Increase Number of Authorized Shares of Common Stock

Vote of Common Stock and Series 4 Preferred Stock Combined

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	26,230,565	2,683,232	96,483	0

Vote of Common Stock as a Separate Class

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	25,692,440	2,683,232	96,483	0

Proposal 4. Approve the Issuance of Common Stock Upon Conversion of the Series 4 Preferred Stock

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	16,461,903	3,710,853	720,582	5,601,587

Proposal 5. Approve Change of Corporate Name to Veru Inc.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	26,674,653	2,254,906	80,721	0

Proposal 6. Approve the Company’s 2017 Equity Incentive Plan

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	18,292,513	2,760,510	2,355,670	5,601,587

Proposal 7. Approval of Adjournment of the Special Meeting

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	24,323,965	3,954,961	731,354	0

Pursuant to an agreed order entered in the purported derivative and class action lawsuits filed against the Company, Broadridge Financial Services, Inc. (“Broadridge”), a third party proxy vote tabulation firm, conducted, in addition to its standard vote count, a custom count of the votes at the Special Meeting that excluded the following shares (collectively, the “APP Shares”):

•	2,000,000 shares of the Common Stock issued to the Aspen Park stockholders on October 31, 2016;

•	546,756 shares of the Series 4 Preferred Stock issued to the Aspen Park stockholders on October 31, 2016; and

•	a total of 236,667 shares of Common Stock issued to current or former directors, executive officers or employees of the Company on October 31, 2016.

Excluding the APP Shares in accordance with this custom count, the results for the matters voted on at the Special Meeting were as follows:

Proposal 2. Increase Number of Authorized Shares of Common Stock

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	23,478,543	2,683,232	96,483	0

Proposal 4. Approve the Issuance of Common Stock Upon Conversion of the Series 4 Preferred Stock

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	16,225,236	3,710,853	720,582	5,601,587

Proposal 5. Approve Change of Corporate Name to Veru Inc.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	23,922,631	2,254,906	80,721	0

Proposal 6. Approve the Company’s 2017 Equity Incentive Plan

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	15,540,491	2,760,510	2,355,670	5,601,587

Proposal 7. Approval of Adjournment of the Special Meeting

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Total Shares Voted	21,571,943	3,954,961	731,354	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of The Female Health Company.

10.1	Veru Inc. 2017 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERU INC.
Date: August 1, 2017
	BY	/s/ Daniel Haines
Daniel Haines
Chief Financial Officer